1 BANK OF AMERICA MERRILL LYNCH Global Agriculture & Chemical Conference March 1-2, 2017

2 Agenda 1 COMPANY PROFILE & BACKGROUND 2 DELIVERING VALUE 3 EXECUTION OF STRATEGIC OBJECTIVES 4 INVESTMENT HIGHLIGHTS 5 CONCLUSION AND Q&A

3 Non-GAAP Financial Measures and Safe Harbor Non-GAAP Financial Measures Certain financial measures presented herein, including EBITDA and Adjusted EBITDA were derived based on methodologies other than in accordance with generally accepted accounting principles (GAAP). We have included these measures because we believe they are indicative of our operating performance, are used by investors and analysts to evaluate us and can facilitate comparisons across periods. As presented by us, these measures may not be comparable to similarly titled measures reported by other companies. EBITDA and Adjusted EBITDA should be considered in addition to, not as substitutes for, financial measures presented in accordance with GAAP. For a reconciliation of EBITDA and Adjusted EBITDA to the most comparable GAAP financial measure, see the appendix slides. Safe Harbor Forward Looking Statements: This presentation contains statements related to Nexeo Solutions, Inc.’s (“Nexeo” or the “Company”) future plans and expectations and, as such, includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are those statements that are based upon management’s current plans and expectations as opposed to historical and current facts. Although the forward-looking statements contained in this presentation reflect management’s current assumptions based upon information currently available to management and based upon that which management believes to be reasonable assumptions, the Company cannot be certain that actual results will be consistent with these forward-looking statements. The Company’s future results will depend upon various risks and uncertainties, including the risks and uncertainties discussed in the Company’s SEC filings, including in the sections entitled “Risk Factors” in such SEC filings. The Company does not intend to provide all information enclosed in this presentation on an ongoing basis.

A Leading Global Distributor of Chemicals and Plastics

nexeo solutions

- NXEO: NASDAQ-listed
- Chemicals distribution is focused in North America and Asia
  - #3 Chemicals distributor in North America
  - #5 Chemicals distributor Globally
- #1 North American Plastics distributor; a leader in Europe and Asia
- Differentiated platform with sales across a diverse range of end-markets
- Entrenched with a diverse base of customers and a global network of suppliers
- Over the past four years, Nexeo's management team has meaningfully increased Adjusted EBITDA* by more than 40%

Business Highlights[1]	
Revenue:	$3,406 million
Net Loss:	$22 million
Adjusted EBITDA*:	$174 million
# Products:	22,000+
# Customers:	~26,700
# Suppliers:	~1,300
Employees:	~2,500
Sales Professionals:	~500
Locations:	~170
Headquarters:	The Woodlands, Texas

Revenue by Segment



Chemicals
45%
Plastics
51%
Other
4%

Revenue by Geography



United
States
76%
Asia
6%
EMEA
12%
Other North
America
2%
Canada
4%

Source: Company Management; Company Filings; ICIS Top 100 Report, July 2016.
*Non-GAAP financial measures; See appendix slides for reconciliation to the most comparable GAAP financial measure.
(1) Financials represent fiscal year ended September 30th, 2016.

4

Strong Market Positions across Both Core Businesses

nexeo solutions

	Chemicals Distribution (45%) *FY2016 Segment Sales: $1,545 million*	Plastics Distribution (51%) *FY2016 Segment Sales: $1,739 million*
Segment	▪ Leading, broad-line, North American distributor of chemicals, solvents and additives to a diverse range of end markets   	▪ Largest distributor of plastics in the U.S., supplying nearly every grade of prime thermoplastic resin   
Market Position	▪ #3 in North America ▪ #5 Globally	▪ #1 in North America ▪ Leading EMEA position
Key End Markets	▪ Coating, Adhesives, Sealants, Elastomers (CASE) ▪ Household, Industrial and Institutional (HI&I) ▪ Lubricants & Chemical Manufacturing ▪ Personal Care	▪ Healthcare ▪ Automotive ▪ Industrial ▪ Packaging ▪ Building and Construction ▪ Electrical
Key Products	▪ Alcohols ▪ Blends ▪ Ethers ▪ Glycols ▪ Hydrocarbons ▪ Ketones ▪ Silicones ▪ Resins ▪ Surfactants	▪ Engineered Thermoplastics ▪ Polyolefins ▪ Polypropylene ▪ Specialty Thermoplastics ▪ Styrenics
Suppliers	▪ Deep supplier base of ~1,300 suppliers from which the Company offers 22,000+ products ▪ Average length of top 10 supplier relationship of 20+ years	
Customers	▪ Highly diversified customer base serving ~26,700 customers from ~170 locations across 80+ countries ▪ Nexeo's customer-centric model results in strong, long-term relationships ▪ Average length of top 10 customer relationship of 20+ years	

Robust Foundation for Continued Growth Across All Segments

Source: Company Management; Company Filings.
Note: Financials represent fiscal year ended September 30th, 2016; Other segment, Environmental Services, represents 4% of revenues.

5

Global Network and Presence

nexeo solutions

Suppliers
Many-to-One
~1,300 Suppliers

→ nexeo solutions →

Customers
One-to-Many
~26,700 Customers

Ability to Increase Volumes 50-100% with Minimal Incremental Spend



Nexeo locations
Headquarters

- ✓ Next day service available to 99% of customers
- ✓ 99% on-time delivery on Nexeo's private fleet
- ✓ "Green" private fleet: ~$30 million recent investment in new trucks

Americas

# Facilities:	50+ and 70+ (3PL)
Bulk Storage Tanks:	1,000+
Fleet Tractors:	330

EMEA

Focus:	Plastics
# Facilities:	20+ (3PL)
# Sale Offices:	8

Asia

Focus:	Chemicals / Plastics
# Facilities:	20+ (3PL)
# Sale Offices:	8

Source: Company Management; Company Filings.
Note: Data as of 9/30/2016; 3PL = Third party logistics.

6

Compelling Suite of Value-Added Services Driving Growth in Excess of Market 7 Single Solution Provider for All Supplier Requirements Yielding Supply Chain and Transportation Savings Nexeo Differentiated Services Transport & Logistics Warehouse Services Supply Chain Consulting Integrated Solutions Production Services Waste Disposal Integrated & Well-Invested IT Demand Forecasting square4 Increase supplier share and reach square4 Supply chain rationalization Technical Services Custom Blending Packaging / Re-packaging Environmental Services Basic Distribution Services square4 Supplier cost out and Nexeo cost leverage square4 Unique link to suppliers Source: Company Management; Company Filings.

Carve-Out Transformation of an Orphan Business

nexeo solutions

Completion of operations intensive carve-out paves the way for focus on optimization	Significant strides made towards driving operational improvements with opportunities for further enhancement	Focus on driving organic and acquisitive growth
▪ Built fully functional independent organization ▪ Heavily invested in safety and service capabilities ▪ Actively transformed talent base	▪ Created a scalable centralized data system and platform designed for distribution ▪ Pursued growth organically and through acquisitions ▪ Strengthened sales and marketing organization ▪ Focused on value-added services	▪ Line-card expansion and service capabilities ▪ Optimize fleet utilization and reduce warehouse and delivery costs

"Orphan Business" → **nexeo solutions**

2011
- Nexeo is formed through TPG's acquisition of Ashland Distribution

2012
- PLASCHEM: Finalizes JV with Beijing Plaschem Trading Co (60% ownership)

2013
- CSD Inc.: Acquires Chemical Specialists and Development
- ARCHWAY / JACAAB: Acquires Archway, a specialty chemical distributor

2014
- Sells North American composites operations to Composites One

2015
- PLASCHEM: Acquires remaining stake in Plaschem JV

2016
- NXEO Nasdaq Listed: Close of Business Combination Nexeo Solutions becomes publically traded

Source: Company Management; Company Filings.

8

$122 $150 $152 $177 $174 3.3% 3.7% 3.4% 4.5% 5.1% FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 Adjusted EBITDA˟ Adjusted EBITDA˟ % Consistent, Proven Growth Track Record 9 Gross Profit and % Profit Source: Company Management; Company Filings. ˟Non-GAAP financial measures; See appendix slides for reconciliation to the most comparable GAAP financial measure. Note: Financials represent fiscal year basis ended September 30th. (1) Adjusted EBITDA˟ % margin is defined as adjusted EBITDA˟ as a percentage of revenues. ($ in millions) square4 Demonstrated growth through carve-out transitioning periods − +9% CAGR of Adjusted EBITDA˟ from FY12 to FY16 − Transformed the go-to-market strategy for sales to drive end market focus square4 Margin expansion − Highly scalable platform designed for distribution − Elimination of low profit business − Improved specialty mix − Ongoing productivity initiatives square4 Mitigating margin compression − Leverage of proprietary pricing model and pass-through pricing discipline allow spread management in any market cycle − Weathered periods of deflationary and stagnant macro environments with stable margins over time Average Selling Price and Unit Gross Profit Margin ($ in millions) Adjusted EBITDA˟ and % Margin (1) $330 $358 $402 $408 $380 9.0% 8.7% 8.9% 10.3% 11.2% FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 Gross Profit Gross Profit % 0.0% 25.0% 0.800 0.850 0.900 0.950 1.000 1.050 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 ASP UGP%

Positioned for Growth 10 Ideal Consolidation Platform Attractive Industry Growth Characteristics square4 Specialty mix expansion − Expanded mix from ~5% specialty at time of carve-out to ~20% today − Momentum behind new specialty supplier wins with seven announced fiscal year to date square4 Platform leverage − Heavily invested infrastructure with substantial available capacity − World-class scalable IT platform designed for distribution − Ongoing productivity initiatives square4 Track record of executing productivity initiatives − Newly implemented transportation management system prioritizes private fleet utilization while delivering superior service levels − Restructuring of executive management team reduces costs and streamlines business processes square4 M&A - Right-Deal, Right-Time and Right Price − Experienced team with disciplined approach, with focus to use acquisitions as an acceleration for growth and avenue to expand specialty mix − Targets attributes: o Scalable synergies; specialty expansions; extensions of business lines our existing suppliers serve o Largely in regions with existing operations

Adj. EBITDA: $152 Margin: 3.4% Adj. EBITDA: $177 Margin: 4.5% Adj. EBITDA: $174Margin: 5.1% 2014A 2015A 2016E Future Growth Drivers Medium-Term Target Above-Market EBITDA Growth and Margin Expansion Opportunity Source: Company Management; Company Filings. ˟Non-GAAP financial measures; See appendix slides for reconciliation to the most comparable GAAP financial measure. Multiple Avenues of Value Creation for Nexeo on Top and Bottom Line 1 ■ 2x GDP third-party distribution market growth ■ End market and geographic expansion ■ Value-based pricing model ■ Improving supplier penetration ■ Broaden value-added services offering Organic Growth ■ Fully scalable infrastructure platform ■ Ability to increase volumes 50-100% with current asset base Operating Leverage ■ Transportation and warehouse savings ■ Ryder tractor leasing agreement ■ Optimization of private fleet utilization ■ Procurement savings, inventory management ■ SG&A productivity Cost Optimization ■ Leverage centralized platform ■ Enhance high-margin value-add services Synergetic Bolt-On M&A Margin: 6 - 7% Medium-Term Target Achieved Through: 1 2 3 4 4321 11 ˟ ˟ ˟ Medi - erm Target20 Future G t Drivers2 2 A

Attractive Valuation and Growth Characteristics Relative to Public Comparables

nexeo solutions

Peer Benchmarking


2016E TEV / ADJ EBITDA*
9.7x
nexeo solutions (1)
12.7x
Competitor 1(1)
12.3x
Competitor 2
18.4x
Competitor 3
2013-2016E ADJ EBITDA* CAGR
7.4%
nexeo solutions (1)
-2.0%
Competitor 1(1)
5.0%
Competitor 2
18.5%
Competitor 3
2015A Conversion Ratio(2)
46%
nexeo solutions (1)
33%
Competitor 1(1)
35%
Competitor 2
41%
Competitor 3
2015A Cash Conversion(3)
86%
nexeo solutions (1)
86%
Competitor 1(1)
84%
Competitor 2
99%
Competitor 3

Additional Nexeo Valuation Considerations

- Consistent operating margin improvement
- Limited oil / energy market exposure
- Minimal currency translation impacts
- Attractive financial profile
- Strong historical and future growth potential

Favorable Growth vs. Peers

Source: Company Management; Company Filings; Bloomberg Estimates.
Note: Financials calendarized for a fiscal year ending December 31. Market data as of 02/27/2017.
*Non-GAAP financial measures; See appendix slides for reconciliation to the most comparable GAAP financial measure.
(1) Nexeo Solutions and Competitor 1 actuals for twelve months ending 12/31/2016.
(2) Conversion ratio defined as Adjusted EBITDA* / gross profit.
(3) Cash conversion defined as (Adjusted EBITDA* – Capex net of proceeds from asset disposal) / Adjusted EBITDA*.

12

Conclusion Leading Position in the Attractive Distribution Market Value-Add Business Model with Actionable Upside Opportunities Well-Invested Infrastructure Driving Operating Leverage Resilient Business that Remains a Strong Performer Throughout Market Cycles Attractive Valuation and Growth Characteristics Relative to Public Comparables Asset-Lite Business Model with Robust and Consistent Cash Generation Experienced Management Team 1 2 3 5 7 4 6 13

Appendix

Capital Structure Summary 15 Shares Used For Basic and Fully Diluted EPS Calculation Share Count Average Common Shares Outstanding 76.7 million Shares Excluded From Basic and Fully Diluted EPS Calculation Share Count Founder Shares (1) 12.5 million Warrants (2) 5.8 million* Excess Shares (Deferred Cash Consideration) 5.2 million Note: For a complete description of the Founder Shares, Warrants and Deferred Cash Consideration, see the Company’s (i) Registration Statement on Form S-3 filed with the SEC on 06/23/16, (ii) Current Report on Form 8-K filed with the SEC on 03/22/16, and (iii) Current Report on Form 8-K filed with the SEC on 06/05/14. (1) Founder Shares Vesting and Forfeiture: The Founder Shares vest as follows: (i) 50% of the Founder Shares vest on the first day that the last sale price of the Company’s Common Stock equals or exceeds $12.50 per share for any 20 trading days within any 30 trading day period; and (ii) the remaining 50% of the Founder Shares vest on the first day that the last sale price of the Company’s common stock equals or exceeds $15.00 per share for any 20 trading days within any 30 trading day period. If none of the above vesting requirements are met, the Founder Shares will be forfeited on June 9, 2026. (2) Warrants: 50,025,000 warrants are outstanding and have an exercise price of $5.75 per half share of common stock (25,012,500 shares of common stock issuable). Warrants expire June 9, 2021. *Assumes cashless exercise and stock price of $15.00 per share. Full cash exercise would require $288 million from warrant holders.

Non-GAAP Reconciliation 16 (1) Includes 69 days of operating activities. (2) On June 9, 2016, the Board of Directors approved a change in fiscal year end of the Company from December 31 to September 30. The periods above reflect a September 30 fiscal year end of the Successor. (3) Includes 22 days of the acquired business’ operating activities. (4) See Non-GAAP Reconciliation: Quarterly – Other Operating Expenses, Net. Nexeo Solutions, Inc. and Subsidiaries Quarterly Adjusted EBITDA Reconciliation ($ in millions, Unaudited) Q1-FY16 Q2-FY16 Apr. 1 - Jun. 8 2016(1) Q1-FY16 (2) Q2-FY16 (2) Q3-FY16 (3) Q4-FY16 Q1-FY17 Net income (loss) $ 4.3 $ 2.1 $ (20.2) $ (0.1) $ (1.5) $ (15.5) $ 8.7 $ (8.3) Net loss attributable to noncontrolling interest - - - - - - - - Net (income) loss from discontinued operations - (0.1) - - - - - - Interest expense, net 15.6 15.4 11.2 (0.2) (0.4) 2.9 12.0 11.9 Income tax expense (benefit) 1.3 1.8 1.1 - - (1.3) 2.5 (2.7) Depreciation and amortization 13.6 13.8 10.3 - - 4.3 16.3 16.8 Other operating expenses, net (4) 4.3 8.4 29.9 0.3 1.9 24.1 6.9 16.1 Adjusted EBITDA from continuing operations $ 39.1 $ 41.4 $ 32.3 $ - $ - $ 14.5 $ 46.4 $ 33.8 Predecessor Successor

Non-GAAP Reconciliation (continued) 17 (1) See Non-GAAP Reconciliation: Last Twelve Months Ending - Other Operating Expenses, Net. Nexeo Solutions, Inc. and Subsidiaries LTM Adjusted EBITDA Reconciliation ($ in millions, Unaudited) 09/30/2012 09/30/2013 09/30/2014 09/30/2015 09/30/2016 12/31/2016 Net income (loss) $ (18.9) $ (6.3) $ 4.9 $ 20.4 $ (22.2) $ (34.7) Net loss attributable to noncontrolling interest - 1.7 1.3 - - - Net (income) loss from discontinued operations - - (18.4) 0.8 (0.1) (0.1) Interest expense, net 45.0 57.7 63.6 64.7 56.5 53.0 Income tax expense (benefit) 1.0 4.7 7.3 3.9 5.4 1.4 Depreciation and amortization 39.4 38.7 53.4 52.6 58.3 61.5 Other operating expenses, net (1) 55.6 53.6 39.6 34.1 75.8 87.3 Adjusted EBITDA from continuing operations $ 122.1 $ 150.1 $ 151.7 $ 176.5 $ 173.7 $ 168.4 Last Twelve Months Ending

Non-GAAP Reconciliation (continued)

nexeo solutions

Nexeo Solutions, Inc. and Subsidiaries
Quarterly Other Operating Expenses, Net

($ in millions, Unaudited)

	Predecessor			Successor				
	Q1-FY16	Q2-FY16	Apr. 1 - Jun. 8 2016[(1)]	Q1-FY16 [(2)]	Q2-FY16 [(2)]	Q3-FY16 [(3)]	Q4-FY16	Q1-FY17
Management add-backs [(4)]	$ 1.6	$ 1.3	$ 1.9	$ -	$ 0.1	$ 0.6	$ 3.4	$ 2.5
Change in FV of contingent consideration obligations	-	-	-	-	-	-	(11.2)	10.6
Foreign exchange (gains) losses, net [(5)]	0.5	(0.3)	1.3	-	-	0.4	0.7	0.8
Management fees [(6)]	0.9	0.8	0.5	-	-	-	-	-
Compensation expense related to management equity plan (non-cash)	0.3	0.3	0.1	-	-	0.3	1.2	1.4
Gain on sale of Franklin Park facility	-	-	-	-	-	-	2.6	-
Inventory step up	-	-	-	-	-	6.9	6.9	-
Transaction and other transaction related items [(7)]	1.0	6.3	26.1	0.3	1.8	15.9	3.3	0.8
Other operating expenses, net	**$ 4.3**	**$ 8.4**	**$ 29.9**	**$ 0.3**	**$ 1.9**	**$ 24.1**	**$ 6.9**	**$ 16.1**

(1) Includes 69 days of operating activities.
(2) On June 9, 2016, the Board of Directors approved a change in fiscal year end of the Company from December 31 to September 30. The periods above reflect a September 30 fiscal year end of the Successor.
(3) Includes 22 days of the acquired business' operating activities.
(4) One-time management adjustments associated with integration, restructuring and transformational activities not directly related to the business combination.
(5) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating company performance and facilitate more meaningful comparisons of performance to other fiscal periods.
(6) Management, monitoring, consulting, reimbursable fees and leverage fees, per the agreement with TPG Capital, L.P. In connection with the business combination, this agreement was terminated.
(7) Includes professional and transaction costs related to potential acquisitions and other business combination related items.

18

Non-GAAP Reconciliation (continued)

nexeo solutions

Nexeo Solutions, Inc. and Subsidiaries
LTM Other Operating Expenses, Net

($ in millions, Unaudited)

	Last Twelve Months Ending					
	09/30/2012	09/30/2013	09/30/2014	09/30/2015	09/30/2016	12/31/2016
Management add-backs (1)	$ 30.8	$ 29.1	$ 22.4	$ 16.2	$ 8.9	$ 9.8
Change in FV of contingent consideration obligations	-	-	-	-	(11.2)	(0.6)
FY 2015 special one-time compensation incentives (2)	-	-	-	8.9	-	-
Foreign exchange (gains) losses, net (3)	0.6	1.3	1.2	2.2	2.6	2.9
Management fees (4)	7.0	5.5	5.1	4.7	2.2	1.3
Letter of credit fees not included in interest expense	0.8	-	-	-	-	-
Compensation expense related to management equity plan (non-cash)	1.8	1.4	1.0	1.2	2.2	3.3
Gain on sale of Franklin Park facility	-	-	-	-	2.6	2.6
Inventory step up	-	-	-	-	13.8	13.8
LIFO average cost accounting principle change (5)	5.5	-	-	-	-	-
Transitional pension and medical payments – Ashland employees (6)	0.6	-	-	-	-	-
Transaction and other transaction related items (7)	8.5	16.3	9.9	0.9	54.7	54.2
Other operating expenses, net	**$ 55.6**	**$ 53.6**	**$ 39.6**	**$ 34.1**	**$ 75.8**	**$ 87.3**

(1) One-time management adjustments associated with integration, restructuring and transformational activities not directly related to the business combination.
(2) Special one-time compensation incentive approved by the Compensation Committee for fiscal year 2015 performance.
(3) Includes the impact of net realized and unrealized foreign exchange gains and losses related to transactions in currencies other than the functional currency of the respective legal entity for the purpose of evaluating company performance and facilitate more meaningful comparisons of performance to other fiscal periods.
(4) Management, monitoring, consulting, reimbursable fees and leverage fees, per the agreement with TPG Capital, L.P. In connection with the business combination, this agreement was terminated.
(5) Cumulative adjustment for LIFO to average cost inventory accounting method change.
(6) Transitional pension and medical payments owed to certain Ashland employees pursuant to the Agreement of Purchase and Sale, dated November 5, 2010 by and between Ashland and Nexeo Solutions, LLC (formerly TPG Accolade, LLC), as amended.
(7) Includes professional and transaction costs related to: acquisitions of (i) the global distribution business of Ashland, (ii) Nexeo Plaschem, (iii) CSD Archway; other business combination related items; and potential acquisitions.

19

Non-GAAP Reconciliation (continued) 20 Nexeo Solutions, Inc. and Subsidiaries Net Debt Reconciliation ($ in millions, Unaudited) Q4-FY13 Q4-FY14 Q4-FY15 Q4-FY16 Q1-FY17 Long-term debt and capital lease obligations, less current portion, net $ 638.9 $ 905.0 $ 854.4 $ 765.6 $ 783.3 Short-term borrowings and current portion of long-term debt and capital lease obligations 57.0 54.4 72.4 47.7 48.1 Total Debt 695.9 959.4 926.8 813.3 831.4 Cash and cash equivalents (74.6) (88.2) (127.7) (47.5) (33.3) Net Debt $ 621.3 $ 871.2 $ 799.1 $ 765.8 $ 798.1 Predecessor Successor

INVESTOR RELATIONS Tel: +1.281.297.0856 E-mail: Investor.Relations@nexeosolutions.com